UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): July 18, 2003


                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                   1-11152                 23-1882087
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                  Number)           Identification No.)



                781 Third Avenue, King of Prussia, PA 19406-1409
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


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Item 5.  Other Events.

On July 22, 2003 the Company issued a press release, attached hereto as Exhibit 99.1, announcing the commencement of arbitration proceedings with Nokia Corporation.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1      Press release dated July 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By:  Lawrence F. Shay
                                 ------------------------------------------
                                 Lawrence F. Shay
                                 Vice-President and General Counsel



Dated:  July 22, 2003



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                                  EXHIBIT INDEX



Exhibit  No.                                Description
------------                                -----------

99.1                                        Press release dated July 22, 2003